UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A-2

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of
1934

Report for Event: May 24, 1996

INDENET, INC.
(Exact name of registrant as specified in its charter)

Delaware             0-18034             68-0158367
(State or other     (Commission         (IRS Employer
jurisdiction of      File No.)           Identification No.)
incorporation)

1640 N. Gower Street, Los Angeles, CA 90028
(Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code: (213)
466-6388

Not applicable
(Former name and address)

                             EXPLANATORY NOTE

The sole purpose of this Amendment is to correct the Date of the Event which was mistakenly reported as February 7, 1996, rather than the correct date of May 24, 1996.

                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   INDENET, INC.

Date:  August 5, 1996              By:  /s/Richard J. Parent
                                        Richard J. Parent
                                   Its: Chief Financial Officer
                                        and Secretary


















               Enterprise Systems Group Limited
               & Subsidiary Undertakings

               Financial statements

               31 March 1996 and 1995

               Registered number 2365375


               (Financial statements prepared in
                accordance with Item 17 of Form 20-F)













Financial statements


Contents                                            Page


Auditors' report                                    1

Consolidated profit and loss accounts               2

Consolidated balance sheets                         3

Consolidated cash flow statements                   4

Reconciliation of movements in shareholders' funds  5

Notes to consolidated financial statements          6 - 26








































          PO Box 486
          1 Puddle Dock
          Blackfriars
          London EC4V 3PD




Report of independent auditors


To the Board of Directors and Shareholders of Enterprise
Systems Group Limited

We have audited the accompanying consolidated balance sheets of Enterprise Systems Group Limited and subsidiaries as of 31 March 1996 and 1995 and the related consolidated statements of profit and loss accounts, cash flow statements and reconciliation of movements in consolidated shareholders' funds for each of the years in the two year period ended 31 March 1996. These Consolidated Financial Statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these Consolidated Financial Statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the Consolidated Financial Statements referred to above present fairly, in all material respects, the financial position of Enterprise Systems Group Limited and subsidiaries as of 31 March 1996 and 1995, and the results of their operations and their cash flows for each of the years in the two year period ended 31 March 1996, in conformity with generally accepted accounting principles in the United Kingdom.

Generally accepted accounting principles in the United Kingdom vary in certain significant respects from generally accepted accounting principles in the United States. Application of generally accepted accounting principles in the United States would have affected results of operations for each of the years in the two year period ended 31 March 1996, and shareholders' funds as of 31 March 1996 and 1995 to the extent summarised in Note 24 of Notes to the Consolidated Financial Statements.




KPMG                                            23 May 1996
Chartered Accountants
Registered Auditors




Consolidated profit and loss accounts
for the years ended 31 March 1996 and 1995


                              Note                As restated
                                        1996           1995
                                        British      British
                                        Pounds       Pounds


Turnover                      2    11,766,907     12,627,507
Cost of sales                      (6,611,418)    (7,342,627)
                                   ___________    ____________

Gross profit                        5,155,489      5,284,880
Development costs                    (242,631)      (342,159)
Distribution costs                 (1,318,454)    (1,532,908)
Administrative expenses            (2,141,698)    (2,140,208)
                                   ___________    ____________

Operating profit                    1,452,706      1,269,605
Interest receivable           6       111,312        100,130
Interest payable and
similar charges               7      (214,932)      (159,450)
                                   ___________    ____________

Profit on ordinary
activities before
taxation                      3     1,349,086     1,210,285
Tax on profit
on ordinary activities        8      (541,620)     (159,450)
                                   ___________    __________


Profit for the financial year         807,466     1,050,810
Dividends paid and proposed
on equity and non-equity
shares                        9      (359,648)            -
Appropriation of finance
cost of non-equity shares     9       103,820      (155,728)
                                   ___________    ____________

Profit retained for equity
shareholders                          551,738       895,082
Appropriation from equity to
non-equity included therein          (103,820)      155,728
                                   _____________  ___________

Retained profit for the
financial year              19        447,918     1,050,810


In both the current and preceding years the group made no material acquisitions and had no discontinued operations.

The group has no significant recognised gains and losses other than those included in the profits above, and therefore no separate statement of total recognised gains and losses has been presented.

A statement of movements on reserves is given in note 19.



Consolidated balance sheets
at 31 March 1996 and 1995


                                  Note              As restated
                                          1996          1995
                                        British        British
                                        Pounds         Pounds

Fixed assets
Tangible assets                    10   8,009,574      7,263,690
                                        __________     _________

Current assets
Work in progress                              711         10,523
Debtors                            12   1,983,399      1,746,915
Cash at bank and in hand                1,935,721      2,110,475

                                        _________      __________

                                        3,919,831      3,867,913

Creditors: amounts falling
   due within one year             13  (3,061,443)    (2,640,275)
                                       ___________     __________


Net assets                                858,388      1,227,638
                                        _________      _________


Total assets less current
liabilities                             8,867,962      8,491,328

Creditors: amounts falling
due after more than one
year                               14    (937,128)     (651,719)
Provisions for liabilities
and charges
  Deferred tax                     15    (833,159)     (694,515)
  Deferred income                  16  (1,427,633)   (1,888,670)
                                       ___________    ___________

                                       (3,197,920)   (3,234,904)

                                       ___________   ____________

Net assets                              5,670,042     5,256,424

                                        __________    __________
                                        __________    __________





Capital and reserves
Called up share capital            17      65,315        65,315
Share premium account                   3,038,833     3,038,833
Capital redemption reserve                     50            50
Profit and loss account            19   2,565,844     2,152,226
                                        _________      _________
                                        5,670,042     5,256,424
                                        __________    __________
                                        __________    __________

Shareholders' funds
Equity                                  2,810,708     2,293,270
Non-equity                              2,859,334     2,963,154
                                        _________     __________

                                        5,670,042     5,256,424
                                        __________    __________
                                        __________    __________



Net cash inflow from
operating activities
(note 21)                               1,421,990     1,928,917
                                        _________      _________


Return on investments and
 servicing of finance
   Interest received                      106,721        75,530
   Interest paid                         (113,777)     (136,149)
   Interest element of
   finance lease rental
   payments                               (71,275)      (49,950)
   Dividends paid                        (259,548)          -
                                        __________      _________

Net cash outflow from returns on
investment and
servicing of finance                     (337,879)     (110,569)

Taxation
UK and overseas tax paid                 (168,239)     (114,494)

Investing activities
Purchase of tangible fixed assets       (1,044,309)    (683,737)
   Sale of tangible fixed assets           110,223      107,442
                                        __________     __________

Net cash outflow from
 investing activities                     (934,086)    (576,295)
                                        __________     __________

Net cash (outflow)/inflow
before financing                           (18,214)   1,127,559

                                        ____________   _________


Financing (note 23)
   Bank loan                               500,000            -
   Loan repayments                        (200,000)    (150,000)
   Capital element of finance
     lease rental payments                (328,275)    (290,746)
                                         __________   ___________

Net cash outflow from financing            (28,275)    (440,746)

(Decrease)/increase in cash
  and cash equivalents  (note 22)          (46,489)     686,813
                                        ___________    __________
















Reconciliation of movements in consolidated shareholders' funds for the years ended 31 March 1996 and 1995

                    1996                     As restated
                                                  1995
               Equity    Non-Equity     Equity    Non-Equity
               British   British        British   British
               Pounds    Pounds         Pounds    Pounds

Profit
retained for
equity
shareholders   551,738        -         895,082        -

Appropriation
of finance
cost of non-
equity
shares               -   (103,820)            -     155,728


Exchange
adjustments    (34,300)                   8,654

               ________  _________      _________   _________

Net addition
to (deduction
from) share-
holders' funds 517,438   (103,820)      903,736     155,728

Opening
share-
holders'
funds as
restated
(note 1a)    2,293,270  2,963,154     1,389,534   2,807,426
             _________  _________     _________   _________

Closing
share-
holders'
funds
(note 1a)    2,810,708  2,859,334     2,293,270   2,963,154
             _________  _________     _________   _________










Notes
(forming part of the financial statements)


I.   Accounting policies

The following accounting policies have been applied consistently in dealing with items which are considered material in relation to the group's financial statements.

Basis of preparation

The financial statements have been prepared in accordance with applicable accounting standards in the United Kingdom and under the historical cost accounting rules.

Basis of consolidation

The group financial statements consolidate the financial statements of Enterprise Systems Group Limited and all its subsidiary undertakings. These financial statements are made up to 31 March 1996.

Goodwill arising on consolidation (representing the excess of the fair value of the consideration given over the fair value of the separable net assets acquired) is written off against reserves on acquisition. Any excess of the aggregate of the fair value of the separable net assets acquired over the fair value of the consideration given (negative goodwill) is credited directly to reserves.

Fixed assets and depreciation

Depreciation is provided to write off the cost less the estimated residual value of tangible fixed assets by equal instalments over their estimated useful economic lives as follows:

   Improvements to leasehold properties      -    10 years
   Motor vehicles                            -     4 years
   Computer room                             -    10 years
   Computer equipment                        -     5 years
   Office equipment                          -     5 years


Foreign currencies

Transactions in foreign currencies are recorded using the average rate during the year and the exchange gains or losses are included within operating costs. Monetary assets and liabilities denominated in foreign currencies are translated using the rate of exchange ruling at the balance sheet date and the gains or losses on translation are included in the profit and loss account.

For consolidation purposes, the assets and liabilities of overseas subsidiary undertakings are translated at the closing exchange rates. Profit and loss accounts of such undertakings are consolidated at the average rates of exchange during the year. Exchange differences arising on these translations are taken to reserves, except where there is a related foreign currency borrowing when the net of the exchange differences arising on these translations and on the related foreign currency borrowing is taken to the profit and loss account.


Leases

Leases entered into which entail taking substantially all the risks and rewards of ownership of an asset, are treated as "finance leases". The asset is recorded in the balance sheet as a tangible fixed asset and is depreciated over its estimated useful life or the term of the lease, whichever is shorter. Future instalments under such leases, net of finance charges, are included within creditors. Rentals payable are apportioned between the finance element, which is charged to the profit and loss account, and the capital element which reduces the outstanding obligation for future instalments.

All other leases are accounted for as "operating leases".
Expenditure on operating leases is written off as incurred except where, in the opinion of the directors, prudent accounting practice necessitates such costs to be recognised in earlier accounting periods.

Pension costs

The group operates a defined contribution pension scheme. The assets of the scheme are held separately from those of the group in an independently administered fund. The amount charged against profits represents the contributions payable to the scheme in respect of the accounting period.

Product development costs

Costs incurred in product development are capitalised if, in the opinion of the directors, the conditions for so doing stated in Statement of Standard Accounting Practice 13 (SSAP13) are satisfied. Such capitalised costs are amortised over 5 years from the date of the first commercial sale of the resulting product.

In cases where the criteria set out in SSAP 13 are satisfied the directors have not included capitalised development costs as a realised loss for distribution purposes. Otherwise development costs on products are written off against profits as incurred.

Taxation

The charge for taxation is based on the profit for the year and takes into account taxation deferred because of timing differences between the treatment of certain items for taxation and accounting purposes. Provision is made for deferred tax only to the extent that it is probable that an actual liability will crystallise.

Capital Instruments

Capital instruments are accounted for and classified as equity and non-equity share capital in accordance with FRS4.
The finance costs of non-equity share capital is recognised over the term of the investment at a constant rate on the carrying value.

Turnover

Turnover represents the amounts (excluding value added tax) invoiced to customers in respect of goods and services provided by the group during the year.

1a  Prior year adjustment

The group has adopted the accounting requirements of FRS4 in respect of non-equity shares. Accordingly prior year amounts in the financial statements have been restated to include equity and non-equity interests as follows:

                                  1995      1995
                           As restated    As stated in
                                          the last
                                          annual report
                           British           British
                           Pounds            Pounds



Profit retained
for equity
shareholders               895,082


Appropriation of
profit for
non-equity
shareholders              155,728             -

                         _________     ____________





Retained profit
for the financial
year                     1,050,810      1,050,810
                         _________     ____________


Equity shareholders'
funds                    2,293,270             -
                        _________      ____________

Non-equity
shareholders' funds

- -   share capital
    including share
    premium             2,651,698              -
- -   appropriation
    of profit
    relating
    to years ending
    31 March 1995 and
    31 March 1994         311,456              -
                        _________       _________

                        2,963,154              -

Total
shareholders'funds      5,256,424      5,256,424
                        _________      _________





2  Segmental information

The table below sets out information for each of the group's trading areas.


                                1996             1995
                              British           British
                              Pounds            Pounds


Turnover by Trading Area
Europe/Africa                5,754,549      6,836,620
America                      4,843,085      4,306,751
Australasia                  1,169,273      1,484,136
                            __________     ___________

Total                       11,766,907     12,627,507

                            ___________    ___________



3  Profit on ordinary activities before taxation


                                1996             1995
                              British          British
                              Pounds           Pounds


Profit on ordinary activities before taxation is stated after charging


Depreciation of
tangible fixed assets:
  Owned                        517,696        378,196
  Leased                       211,588        186,997
Depreciation of
purchased software               9,469         66,928
Hire of equipment               61,333        161,222
Rental of buildings            320,484        294,099
Amortisation of
development costs               17,908          8,433
Hire purchase and
finance lease charges           71,275         61,186
Auditors' remuneration
    Audit                       49,156         51,419
    Other services              21,123         32,549
                             _________      _________

after crediting

Profit on sale of
fixed assets                    28,768         41,643

The total amount charged to revenue for the hire of plant and machinery amounted to 344,196 British pounds (1995: 409,405 British pounds). This comprises rentals payable under operating leases as well as depreciation on plant and machinery held under finance leases together with the related finance charges.



4  Remuneration of directors

                                  1996          1995
                                British      British
                                Pounds        Pounds

Directors' emoluments:
 As directors                   43,498         43,498
 Remuneration as executives    366,527        366,535
                             _________      _________


                               410,025        410,033


Included within remuneration above are pension contributions made by the company amounting to 22,910 British pounds (1995: 21,108 British pounds) and benefits in kind amounting to 29,007 British pounds (1995: 39,686 British pounds). Benefits provided to the directors include motor vehicles, life assurance, health and medical insurance.

The emoluments, excluding pension contributions, of the chairman were 12,250 British pounds (1995: 12,250 British pounds) and those of the highest paid director in the UK were 119,111 British pounds (1995: 116,506 British pounds). The emoluments, excluding pension contributions, of the directors (including the chairman and highest paid director) were within the following ranges:

                                        Number of directors
                                        1996           1995

 10,001 - 15,000 British pounds           4              4
 15,001 - 80,000 British pounds           1              1
115,001 - 120,000 British pounds          1              1
145,001 - 150,000 British pounds          1              -
150,001 - 155,000 British pounds          0              1
                                        ____           ____


Services were provided to the company and its subsidiaries during the year by Thames Business Services, a partnership in which Mr
GR Jenner has a controlling interest, amounting to 65,000 British pounds (1995: 51,250 British pounds).


5  Staff numbers and costs

The average number of persons employed by the group (including directors) during the year, analysed by category, was as follows:


                               Number of employees
                                  1996      1995


Professional Services             187       183
Administration                     19        18
                                  ___       ___

                                  206       201

The aggregate payroll costs of these persons were as follows:

                                  1996          1995
                                British      British
                                Pounds       Pounds

Wages and Salaries           5,189,492      5,413,830
Social Security Costs          576,062        581,829
Other pension costs            226,997        281,946
                             _________      _________

                             5,992,551      6,277,605
                             _________      _________

6   Interest Receivable and Similar Income

                                  1996          1995
                                British       British
                                Pounds        Pounds

Interest Receivable            111,312          75,530

Foreign Exchange Gain             -             24,600
                             _________       __________

                               111,312         100,130



7   Interest Payable and Similar Charges

                                  1996           1995
                                British        British
                                Pounds         Pounds


On bank loans, overdrafts,
and other loans wholly
repayable within 5 years       124,767        109,500
Finance charges payable
in respect of finance
leases and hire purchase
contracts                       71,275         49,950
Exchange loss on foreign
currency borrowings             18,890           -
                             ___________    _________

                               214,932        159,450


8  Taxation

                                  1996           1995
                                British         British
                                Pounds          Pounds

Current year
UK Corporation tax at 33%
(1995: 33%, 1994:33%)
on the profit for the year
on ordinary activities         149,598         96,641
Overseas tax                   266,643         96,641
Less double tax relief        (149,598)       (96,641)
Deferred taxation              138,644         66,130
Irrecoverable ACT               64,886           -
                             __________     __________

                              470,173         162,771
                             __________     __________

Prior year
Under/(over) provision
in prior years                 43,705          (3,296)
Irrecoverable ACT              27,742            -
                             ___________    ___________

                               71,447          (3,296)
                             __________     ___________

                              541,620         159,475
                             __________     ___________
                             __________     ___________






9  Dividends and Appropriations

                                  1996           1995
                                British        British
                                Pounds         Pounds

Dividends
Paid at 10p per
'A' ordinary share            259,548             -
Proposed, declared and
approved at approx-
imately 2.75p per
ordinary share                100,000             -
                             _________      __________

                              359,548             -
                             __________     __________


Appropriations
                                            As restated
                                  1996           1995
                               British       British
                               Pounds        Pounds
Finance cost of non-
equity shares                 155,728          155,728
Less dividend paid           (259,548)            -
                             ___________    ___________








Net appropriation
of finance cost of
nonequity shares             (103,820)         155,728


                             ___________    ___________


10  Tangible Fixed Assets

Lease-                                  Product
hold                Computer              Deve-
Improve-  Motor     Room and   Office    lopment
ments     Vehicles  Equipment  Equipment  Costs      Total
British   British   British    British  British     British
Pounds    Pounds    Pounds     Pounds   Pounds      Pounds

Cost

April 1, 1996
174,272   639,008   4,287,907  404,117  7,563,903  13,069,207

Additions
    379   179,253     411,980   62,237    877,973   1,531,822

Disposals
(24,918) (247,745) (2,215,661)     -         -     (2,488,324)

Exchange Movement
  1,873    17,007      76,035   12,486    115,480     222,881

_______   _______   _________  _______  _________  __________

March 31, 1996
151,606   587,523   2,560,261  478,840   8,557,356  12,335,586

_______   _______   _________  _______  _________  __________



Depreciation

April 1, 1996
138,215   320,679   3,322,276  296,115   1,728,232   5,805,517

Charge for Year
 20,212   127,388     548,390   42,763      17,908     756,661

Disposals
(24,918) (166,883) (2,212,295)     -           -    (2,404,096)

Exchange Movement
  1,140     6,227      39,263    5,820     115,480     167,930



_______   _______   _________  _______  _________  ___________


March 31, 1996
134,649   287,411    1,697,634  344,698  1,861,620   4,326,012
_______   _______   __________  _______  _________   __________


Net book value

March 31, 1996
 16,957   300,112      862,627  134,142  6,695,736   8,009,574
_______   _______   __________  _______  _________   ___________


March 31, 1995
 36,057   318,329      965,631  108,002  5,835,671   7,263,690
_______   _______   __________  _______  _________   ___________
_______   _______   __________  _______  _________   ___________
_______   _______   __________  _______  _________   ___________



Included in group tangible assets are the following held under finance leases and hire purchase agreements:

               Computer       Motor     Office
               Equipment      Vehicles  Equipment      Total
               British        British   British        British
               Pounds         Pounds    Pounds         Pounds


Cost            848,160       328,778   180,762        1,357,700

Accumulated
Depreciation   (399,092)      (90,230)  (90,348)        (579,670)
               _________      ________  ________       __________


Net book
value at
31 March 1996   449,068       238,548    90,414          778,030

               ________       ________   _______       _________

Depreciation
charged in
the year        126,777        60,228    24,583          211,588






11  Investments

The company had the following wholly owned subsidiaries at 31
March 1996.

                        Country of
Subsidiary              registration or     Principal
Undertakings            incorporation       activity


Enterprise Broadcast    England and Wales   Intermediate holding
Systems Ltd                                 company

Enterprise Air          England and Wales   Computer products
Time Systems Ltd                            and services to the
                                            broadcasting
                                            industry

Enterprise Systems      USA                 Computer products
Group, Inc.                                 and services to the
                                            broadcasting
                                            industry

Enterprise Systems      Australia           Computer products
Group (Australia)                           and services to the
Pty Limited                                 broadcasting
                                            industry


The share capital of Enterprise Systems Group, Inc.
comprises both ordinary and preference shares.   The share
capital of all other companies is made up solely of ordinary shares.


12  Debtors

                                  1996           1995
                                  British        British
                                  Pounds         Pounds

Amounts falling due within one year

Trade debtors                1,697,270           1,222,142
Other debtors                   49,117              74,245
Prepayments and
accrued income                 218,256             382,582
Corporation tax                   -                 40,199
Other taxes                     18,756                -
                             _________           _________

                             1,983,399           1,719,168




Amounts falling due after more than one year

Advance corporation
tax recoverable                   -                 27,747
                             _________           _________

                             1,983,399           1,746,915


13  Creditors: amounts falling due within one year

                                1996              1995
                                British           British
                                Pounds            Pounds



Bank loans and overdrafts    1,151,621            948,036
Obligations under
finance leases and
hire purchase contracts
(note 14)                      282,273            250,949
Trade creditors                533,012            590,601
Other creditors including
taxation and social security
     Other taxes               126,869             14,172
     Social security            88,617             91,965
     Other creditors            25,900            110,307
Dividend payable               100,000                  -
Accruals                       753,151            634,245
                             __________          _________

                             3,061,443          2,640,275
                             __________          _________



A group bank loan of 851,621 British poounds (1995:798,036
British pounds) is secured by a fixed charge over a cash deposit of the same amount.

A group bank loan of 787,500 British pounds (1995:487,500 British pounds) is secured by a fixed and floating charge over the assets of the group. Group bankers also hold a fixed and floating charge over the assets of the group in respect of any net aggregate UK bank overdraft. At year end there was no net aggregate overdraft. Such an overdraft would carry interest at 2% over bank base rate. Group bankers also operate a set-off of account balance for interest, which is calculated on the net balance of the UK companies.

Information relating to the maturity of bank borrowings is set out in note 14.




13  Creditors: amounts falling due after more than one year


                                1996              1995
                                British           British
                                Pounds            Pounds



Bank loans                     487,500             337,500
Obligations under
finance leases and
hire purchase contracts        391,530             293,774
Other creditors                 58,098              20,445
                             __________          __________

                               937,128             651,719
                             __________          __________


The maturity of obligations under finance leases and hire purchase contracts is as follows:

                                  1996           1995
                                  British        British
                                  Pounds         Pounds


Within one year                348,243             284,518
In the second to fifth years   411,200             328,439
                             __________          __________

                               759,443             612,957
Less future finance charges    (85,640)            (68,234)
                             __________          __________

                               673,803             544,723
                             __________          __________


Falling due within one year    282,273             250,949
Falling due after one year     391,530             293,774
                             __________          __________

                               673,803             544,723
                             __________          __________


Bank borrowings are repayable over the following periods:


                                  1996           1995
                                  British        British
                                  Pounds         Pounds

Amounts due after more
than one year                  487,500             337,500
                             __________          __________

Two to five years              137,500             187,500
One to two years               350,000             150,000
                             __________          __________

                               487,500             337,500
                             __________          __________




15  Provisions for deferred taxation

The amounts provided for deferred taxation and the amounts not provided are set out below:


                             1996                1995
                   Provided  Unprovided     Provided  Unprovided
                    British   British        British   British
                    Pounds    Pounds         Pounds    Pounds

Difference between
accumulated
depreciation and
amortization and
capital allowances 835,984        -         822,332        -
Other timing
differences         (2,825)       -        (127,817)       -


                   _________  ________      _________   _______

                   833,159        -         694,515        -

The movements in the deferred taxation balances are made up as follows:


                                            British
                                             Pounds

Provision at 1 April 1995                   694,515
Charge to the profit and loss account       138,644

                                            _______

Provision at 31 March 1996                  833,159
                                            _______






16  Deferred income

Deferred income represents amounts received in respect of products and services not yet supplied at the balance sheet date.


17  Called up share capital


                                  1996           1995
                                  British        British
                                  Pounds         Pounds

Authorised

Ordinary shares of
 1p each                         40,020         40,020
"A" Ordinary share
 of 1p each                      25,955         25,955
"B" Ordinary shares               3,330          3,330
                                 ______         ______

                                 69,305         69,305

Preference
shares of 1
British pound each            1,500,000      1,500,000
                              _________      _________

                              1,569,305      1,569,305
                              _________      _________


Allotted, called up and fully paid

Equity shares
Ordinary shares
 of 1p each                     36,260          36,260
                              _________      _________


Non-equity shares
"A" Ordinary shares             25,955          25,955
 of 1p each
"B" Ordinary shares
 of 1p each                      3,100           3,100
                              _________      _________

                                29,055          29,055
                              _________      _________

                                65,315          65,315
                              _________      _________
                              _________      _________




Class rights

The following class rights apply to classes of issued share capital.

Dividends:
'A' ordinary -      fixed cumulative dividend of 10p per share
                    accruing from 1 April 1995.

'B' ordinary -      have no dividend entitlement.

Ordinary    -       dividends as determined by the company after
                    payment of 'A' ordinary share dividend and any arrears of such.

Redemption:
"A" ordinary   -    redeemable at 95 pence per share plus any
                    arrears of dividend at any time after 1 April
                    1998.

"B" ordinary and Ordinary shares are non-redeemable.

Conversion:   "A" ordinary and "B" ordinary shares convert on a
              one for one basis to ordinary shares on public listing, acquisition or merger of the company.

Priority on   The priority of distribution of surplus assets
winding up:   of the company after payment of liabilities on
              winding up is to holders of "A" ordinary shares to an amount of their subscription, then to the holders of "B" ordinary shares to an amount of their subscription, with any balance divided equally amongst the holders of the "A" ordinary, "B" ordinary and Ordinary shares pari passu.

Voting rights: "A" ordinary and Ordinary shares carry one vote each ranking equally at general meetings of the company. "B" ordinary shares carry no voting rights.

18  Goodwill

Cumulative goodwill arising on past acquisitions amounts to 4,230,128 British pounds. This has been treated as follows:

                                                  British
                                                   Pounds

Amounts written off against merger reserve       2,379,000
Amounts written off against profit and loss
account reserve                                  1,851,128
                                                 __________

                                                 4,230,128
                                                 __________

19  Profit and loss account

    At 1 April 1995                              2,152,226
    Profit for the year                            447,918
    Exchange adjustments                           (34,300)
                                                 __________

    At 31 March 1996                             2,565,844
                                                 __________
                                                 __________



20  Commitments

    (i) Capital commitments at the end of the financial year for which no provision has been made are as follows:

                                        1996           1995
                                        British        British
                                        Pounds         Pounds

Authorised but not contracted          715,811        750,656



(ii) Annual commitments under non-cancellable operating leases are as follows:

                              1996               1995

                        Land      Other     Land      Other
                        and                 and
                        buildings           buildings
                         British   British   British   British
                         Pounds    Pounds    Pounds    Pounds



Operating leases
which expire:
in the second to
fifth years
inclusive               99,774    15,456    108,904   15,456
Over five years        192,000        -     189,500        -
                      ________    _______   _______   ______

                       291,774    15,456    298,404   15,456

                      ________    _______   _______   ______


21 Reconciliation of operating profit to net cash inflow from operating activities

                                  1996           1995
                                  British        British
                                  Pounds         Pounds

Operating profit             1,452,706           1,269,605
Depreciation charges           756,662             640,554
Profit on the sale of
tangible fixed assets          (28,768)            (41,643)
Decrease/(increase)
in stocks                        9,812             (10,523)
(Increase)/decrease
in debtors                    (285,674)            528,714
(Decrease) in creditors        (21,711)           (297,632)
(Decrease) in deferred
income                        (461,037)           (160,158)
                             __________          __________

Net cash inflow from
operating activities         1,421,990           1,928,917

                             __________          __________






22 Analysis of changes in cash and cash equivalents during the year

                               1996                 1995
                               British              British
                               Pounds               Pounds

Balance at 1 April 1995      1,312,439             528,134
Net cash (outflow)/inflow
before adjustments for
the effect of exchange
rate movements                 (46,489)            686,813
Effect of exchange
rate movements                (181,850)             97,492


                             __________          __________

Balance at 31 March 1996     1,084,100           1,312,439

                             __________          __________




The movements in cash and cash equivalents comprise the following:



                   Cash at bank   Short term
                   and in hand    bank loans     Total
                    British        British        British
                    Pounds         Pounds         Pounds



Balance at
1 April 1994       1,403,791      (875,657)       528,134
Movement in year     706,684        77,621        784,305
                   _________      _________      _________

Balance at
1 April 1995       2,110,475      (798,036)      1,312,439
Movement in year    (174,754)      (53,585)       (228,339)
                   _________      _________      _________

Balance at
31 March 1996      1,935,721      (851,621)      1,084,100
                   _________      _________      _________



The bank loans and overdrafts above comprise a foreign currency loan having an original maturity of less than three months.


23  Analysis of changes in financing during the year

                   Share capital  Bank loans     Finance lease
                   (including                    Obligations
                   share premium)
                    British        British        British
                    Pounds         Pounds         Pounds



Balance at
1 April 1994       3,104,148      637,500        553,270
New borrowing
in year                    -            -        282,199
Repayments                 -     (150,000)      (290,746)

                   _________     _________      _________

Balance at
1 April 1995       3,104,148      487,500        544,723
New borrowing
in year                    -      500,000        457,335
Repayments                 -     (200,000)      (328,275)
                   _________     _________      _________


Balance at
31 March 1996      3,104,148      787,500        673,803

                   _________     _________      __________


The inception of finance lease obligations are non-cash transactions.

24  Summary of differences between UK and US Generally Accepted
    Accounting Principles

The consolidated Financial Statements are prepared in accordance with UK GAAP, which differs in certain respects from US GAAP. These differences relate principally to the following items and the necessary adjustments are shown in the tables set out below.

(a) Current assets and liabilities

Current assets under UK GAAP include amounts which fall due after more than one year. Under US GAAP such assets would be reclassified as non-current assets. Borrowings under UK GAAP are classified according to the maturity of the financial instrument, while under US GAAP, certain borrowings would be classified according to the maturity of the available back-up facility. Provisions for liabilities and charges under UK
GAAP include amounts due within one year which would be reclassified to current liabilities under US GAAP.

(b) "A" Ordinary Shares

Under UK GAAP the "A" Ordinary Shares of 0.01 British pounds are recorded in shareholders' funds as non- equity shares. Under US GAAP these shares together with their redemption premium are not classified as shareholders' funds, as they have a redemption feature which is outside the control of the Company.

(c) Cash flows

Under UK GAAP the Group complies with the Financial Reporting Standard No 1 "Cash Flow Statements" (FRS1). Its objective and principles are similar to those set out in SFAS No 95 "Statement of Cash Flows". The principal difference between the standards is in respect of classification. Under FRS1, the Group presents its cash flows for (a) operating activities; (b) returns on investments and servicing of finance; (c) taxation; (d) investing activities; and (e) financing activities. SFAS No 95 requires only three categories of cash flow activity (a) operating; (b) investing; and (c) financing.

Cash flows arising from taxation and returns on investments and servicing of finance under FRS 1 would be included as operating activities under SFAS No 95. In addition, under FRS 1, cash and cash equivalents include short term borrowings with original maturities of less than 90 days. SFAS No 95 requires movements on such short term borrowings to be included in financing activities.


Approximate effect on net income of differences between UK and US GAAP:

                   Note      Year Ended 31 March
                             1996          1995
                              British        British
                              Pounds         Pounds
                              '000           '000


Net income in
accordance with
UK GAAP                      807            1,051
US GAAP adjustments            -                -

                             _____          _____


Approximate net
income in accordance
with US GAAP                 807            1,051






Approximate cumulative effect on shareholders' funds of differences between UK and US GAAP:



                        Note           As at 31 March
                                    1996           1995
                                   British        British
                                   Pounds         Pounds
                                   '000           '000


Shareholders' funds in
accordance with UK GAAP           5,670          5,256
'A' Ordinary Shares
including share premium  (b)     (2,466)        (2,466)

                                  _______       _______

Approximate shareholders'
funds in accordance
with US GAAP                       3,204          2,790

                                  _______       _______


25  Companies Act 1985

The consolidated financial statements do not constitute "statutory accounts" within the meaning of the Companies Act 1985 of Great Britain for any of the two years ended March 31, 1996. Statutory accounts for 1995 have been filed with the United Kingdom's Registrar of Companies; the statutory accounts for 1996 will be filed following the Company's Annual General Meeting. The auditors have reported on these accounts. Their reports were unqualified and did not contain statements under Section 237(2) or (3) of that Act.

26  Subsequent events - unaudited

On 24 May 1996 the entire share capital of the company was acquired by IndeNet, Inc. a company listed on the Nasdaq national market. In accordance with the Articles of Association of the company, upon acceptance of the offer by IndeNet Inc the 1p 'A' ordinary shares and 1p 'B' ordinary shares converted one for one to 1p ordinary shares ranking pari passu and are classified under UK and US GAAP as equity shares.